PARAMETRIC VOLATILITY RISK PREMIUM – DEFENSIVE FUND

Supplement to Prospectus dated June 1, 2020

Effective April 1, 2021, the portfolio management team for the Fund will be as follows:

Thomas Lee, Chief Investment Officer at Parametric, has managed the Fund since its inception in February 2017.

Thomas C. Seto, Head of Investment Management at Parametric, has managed the Fund since its inception in February 2017.

Alex Zweber, Managing Director of Investment Strategy at Parametric, has managed the Fund since April 1, 2021.

October 14, 2020	36791 10.14.20